UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 29, 2005

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 699-3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On November 29, 2005, The Wet Seal, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended and nine months ended October 29, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 29, 2005 the Company held a conference call to discuss the selected financial results of the Company for the quarter ended and nine months ended October 29, 2005. A copy of the transcript of the call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1	Press Release of The Wet Seal, Inc. dated November 29, 2005

99.2	Transcript from the earnings conference call of The Wet Seal, Inc. held on November 29, 2005

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: November 30, 2005	By:	/s/ Steven H. Benrubi
Name: Steven H. Benrubi Title: Vice President – Corporate Controller

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of The Wet Seal, Inc. dated November 29, 2005

99.2	Transcript from the earnings conference call of The Wet Seal, Inc. held on November 29, 2005